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                                                                   EXHIBIT 10(o)

                         COLLATERAL ASSIGNMENT OF LEASE

               THIS COLLATERAL ASSIGNMENT OF LEASE (this "Assignment") is made as of September 1, 1998, by and among (i) SOFTWARE ACQUISITION CORPORATION, a Delaware corporation (collectively with successors and assigns, "Assignor") and
(ii) ALLIED CAPITAL CORPORATION, a Maryland corporation (collectively with successors and assigns, "Assignee ").

                                    RECITALS

A. Under a certain Office Lease dated December 18, 1997 (collectively with all extensions, renewals, replacements and modifications thereof and therefore, the "Lease") 3000 Coliseum Investors L.L.C. as lessor demised and let to Assignor a portion of lessor's building being a part of the premises situated at 2990 East Coliseum Boulevard, Ft. Wayne, Allen County, Indiana;

B. Assignee has made and proposes to make certain loans to Assignor's affiliate Enterprise Software, Inc., a Delaware corporation formerly named IndeNet, Inc. Such loans, will have an aggregate principal amount of Fifteen Million Dollars ($15,000,000), will be evidenced by two (2) subordinated debentures (collectively with all modifications, extensions, renewals and replacements thereof and therefor, the "Debentures"), and are being made pursuant to an Investment and Loan Agreement between Enterprise Software, Inc. and Assignee dated March 26, 1998, (collectively with all modifications, extensions, renewals and replacements thereof and therefor, the "Agreement"). One of the conditions of such Agreement is that Assignor assign the Lease to Assignee, with the right to reassign, as security for the obligations owed to Assignee.

                                   PROVISIONS

               1. In consideration of the premises and for the consideration recited therein, the Assignor hereby assigns, transfers and sets over unto Assignee with the right to reassign, all of its right, title and interest in and under the Lease and in and to the subject premises, as collateral security for payment of the Debentures, all obligations of Assignor under the Agreement, and all other debts of Assignor to Assignee including, without limitation, all loans and extensions of credit Assignee may, in its discretion, extend to Assignor in the future; it being nevertheless expressly agreed that this assignment is made and is consented to by the Landlord upon the terms and conditions set out below.

               2. The Assignor shall retain right to possession of the premises in accordance with the terms and conditions in the Lease until a default occurs under the Debentures, the Agreement or under the Lease;



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               3. If a default occurs under the Debenture, the Agreement or the
Lease, Assignee may, at its option, by written notice to Landlord, and Assignor, assume the Lease and enjoy the specified use of the subject premises. Upon exercise of such option, Assignee shall be deemed to be substituted as the tenant under the Lease in the place and stead of Assignor, shall be deemed to have assumed expressly all of the terms, covenants and obligations of the Lease theretofore applicable to Assignor and shall likewise be entitled to enjoy all rights and privileges granted to Assignor under the Lease, according to its terms;

               4. If a default occurs under the Debenture, the Agreement or the Lease, Assignee shall have the right to reassign, by public or private sale conducted according to the terms of the Uniform Commercial Code in force in the relevant jurisdiction, all its rights herein to the Lease and to enjoy the specified use of the subject premises. Upon any such reassignment, the new tenant shall promptly cure any breaches of the Lease by Assignor to the extent such cure can be effected by payment of money, and shall expressly assume all terms, covenants and obligations of the Lease theretofore applicable to Assignor; whereupon such new tenant shall be entitled to enjoy all rights and privileges granted to Assignor under the Lease, according to its terms; and

               5. Assignor shall be liable to Assignee for all payments by Assignee for rent and other Lease obligations to cure defaults of Assignor in respect thereto; and Assignor's liability for such sums shall be secured by all security interests securing the Debenture and shall bear interest at the interest rate provided in the Debenture. The parties acknowledge that such payments are reasonable expenses of foreclosure; and

               6. ASSIGNOR WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS ASSIGNMENT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. ASSIGNOR ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS ASSIGNMENT AND THAT ASSIGNEE WOULD NOT EXTEND ANY FUNDS UNDER THE AGREEMENT IF THIS WAIVER OF JURY TRIAL WERE NOT A PART HEREOF. ASSIGNOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. ASSIGNOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

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               IN WITNESS WHEREOF, the parties hereto have executed this
Assignment as of the date first above written.

                                             Assignor:

[Seal]                                       SOFTWARE ACQUISITION CORPORATION

                                             By:      Robert A: Blay
                                                      --------------------------
                                             Name:    Robert A: Blay
                                             Title:   President


                                             Assignee:

[Seal]                                       ALLIED CAPITAL CORPORATION

                                             By:      /s/ Scott S. Binder
                                                      --------------------------
                                                      Scott S. Binder, Principal







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STATE OF  MICHIGAN          )
                            )                TO WIT:
COUNTY OF WAYNE             )

               I hereby certify that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Robert A. Blay, well known to me as the President of the corporation named as Assignor in the foregoing document, and that he acknowledged executing the same freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true and corporate seal of said corporation.

               WITNESS my hand and seal this 28 day of August, 1998.

Seal:


My commission expires:____________          /s/ Holly A. Steffes
                                            -----------------------------------
                                            Notary Public

                                                HOLLY A. STEFFES
                                                Notary Public, Wayne Co., MI
                                                My Comm. Expires Nov. 30, 2001


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DISTRICT  )
OF        )                               TO WIT:
COLUMBIA  )

               Personally appeared before me, a Notary Public in and for the jurisdiction aforesaid, Scott S. Binder, known to me as the Principal of Assignee Allied Capital Corporation, who acknowledged the foregoing as the true act and deed of Assignee this 31 day of August, 1998.


[Seal]                                                         Amelia Mitchem
                                                          ---------------------
                                                               Notary Pubic

My commission expires: 10/31/02






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               Lessor's Consent to Collateral Assignment of Lease

         The undersigned party, as lessor under the Lease described in the foregoing document, hereby agrees as set out below. Capitalized terms not otherwise defined herein shall have the definitions provided in foregoing document.

                  1. Lessor consents to the assignment of the Lease to Assignee under the terms of the foregoing document. So long as Assignee shall not have occupied the subject premises under the foregoing provisions, Assignee shall not be liable for rent or any other obligations under the Lease; in any case, Assignor shall remain liable for such rent and obligations. Exercise by Assignee of its right to occupy the subject premises shall not release any claim by Lessor against Assignor for rent or other Lease payments for periods prior to such exercise.

                  2. Lessor will give Assignee notice of and the right cure any default under the Lease, in the same manner and at the same time provided in the Lease to Assignor. Otherwise, nothing in this Consent shall impair or delay Lessor's right to terminate the Lease upon default by any lessee.

                  3. Lessor affirms that a) it is the lessor under the Lease, and b) to the knowledge of Lessor, Assignor is not in breach of the Lease.

                  IN WITNESS WHEREOF, the undersigned executes this Consent as the date set out below.

                                             3000 COLISEUM INVESTORS L.L.C.

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________
                                             Date: _____________ _____ , 1998









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STATE OF       )
               )         TO WIT:
COUNTY OF      )

               I hereby certify that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared ________________________, made known to me as the ____________________
of the company named as Lessor in the foregoing document, and that he/she acknowledged executing the same freely and voluntarily under authority duly vested in him by said company, and that the seal affixed thereto is the true and corporate seal of said company.

              WITNESS my hand and seal this ______ day of _______________, 1998.

Seal:

My commission expires:________________               __________________________
                                                          Notary Public







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